                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                January 13, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                             AMKOR TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

       0-29472                                            23-1722724
---------------------                       ------------------------------------
(Commission File No.)                       (IRS Employer Identification Number)

                              1345 Enterprise Drive
                             West Chester, PA 19380
                                 (610) 431-9600
                    ----------------------------------------
                    (Address of Principal Executive Offices)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. OTHER EVENTS

     On January 13, 2000, Amkor Technology, Inc. ("Amkor") issued a press release (attached hereto as Exhibit 99.1) announcing that Amkor has completed a series of private transactions in which approximately $154 million of Amkor's original $207 million of 5 3/4% Convertible Subordinated Notes Due 2003 were exchanged into approximately 12.1 million shares of Amkor common stock.

     On February 1, 2000, Amkor issued a press release (attached hereto as Exhibit 99.2) announcing that Amkor is continuing negotiations with Anam Semiconductor, Inc. ("ASI") to acquire ASI's three remaining packaging and test facilities, known as K1, K2 and K3, located in Korea, despite the fact that ASI's creditor banks have rejected Amkor's initial offer.

     On February 3, 2000, Amkor issued a press release (attached hereto as Exhibit 99.3) announcing its financial results for the fourth quarter ended December 31, 1999.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     AMKOR TECHNOLOGY, INC.



                                                     By: /s/ Kenneth T. Joyce
                                                        ------------------------
                                                         Kenneth T. Joyce
                                                         Chief Financial Officer

                                                     Dated: February 15, 2000

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    EXHIBITS
                                       TO

                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                       OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                                   ----------

                             AMKOR TECHNOLOGY, INC.

                                   ----------


================================================================================

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                      DESCRIPTION
-------                     -----------
 99.1           Press release dated January 13, 2000.
 99.2           Press release dated February 1, 2000.
 99.3           Press release dated February 3, 2000.